                                                                          Page 10 of 34 Pages

                                           Aircraft Lease Portfolio Securitization
                                                   96-1 Pass Through Trust
                                                              RESTATEMENT dated 1.7.05
                                               Statement To Certificateholders

-------------------------------------------------------------------------------------------------------------------------------
                                                   DISTRIBUTIONS IN DOLLARS
-------------------------------------------------------------------------------------------------------------------------------
                               PRIOR                                                                                   CURRENT
            ORIGINAL       PRINCIPAL                                                        REALIZED    ACCRETED     PRINCIPAL
CLASS     FACE VALUE         BALANCE   INTEREST    PRINCIPAL       PREMIUM        TOTAL       LOSSES    INTEREST       BALANCE
-------------------------------------------------------------------------------------------------------------------------------

  A    25,000,000.00    7,918,536.50  15,308.07    61,937.81          0.00    77,245.88         0.00        0.00  7,856,598.69
  A    60,000,000.00   19,004,487.42  36,739.37   148,650.74          0.00   185,390.11         0.00        0.00 18,855,836.68
  A   160,673,000.00   50,891,800.24  98,383.75   398,069.33          0.00   496,453.08         0.00        0.00 50,493,730.91
  B    56,868,750.00   40,063,750.00  97,460.64         0.00          0.00    97,460.64         0.00        0.00 40,063,750.00
  B             0.00            0.00       0.00         0.00          0.00         0.00         0.00        0.00          0.00
  C    50,044,500.00   39,559,903.71 109,861.15         0.00          0.00   109,861.15         0.00        0.00 39,559,903.71
  D    40,945,500.00   34,022,700.00       0.00         0.00          0.00         0.00         0.00        0.00 34,022,700.00
 E-1   82,918,250.00   82,918,250.00       0.00         0.00          0.00         0.00         0.00        0.00 82,918,250.00
 E-2            0.00            0.00       0.00         0.00          0.00         0.00         0.00        0.00          0.00

-------------------------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000.00 274,379,427.87 357,752.98   608,657.88          0.00   966,410.86         0.00        0.00 273,770,769.99
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THRU RATES
-------------------------------------------------------------------------------------------------------------------------------
                               PRIOR                                                         CURRENT
                           PRINCIPAL                                                       PRINCIPAL
CLASS      CUSIP             BALANCE   INTEREST    PRINCIPAL       PREMIUM        TOTAL      BALANCE   * CURRENT          NEXT
-------------------------------------------------------------------------------------------------------------------------------

A      02109PAA8          316.741460   0.612323     2.477512      0.000000     3.089835   314.263948   2.745000%     2.932500%
A      U02029AA1          316.741457   0.612323     2.477512      0.000000     3.089835   314.263945   2.745000%     2.932500%
A      02109PAE0          316.741458   0.612323     2.477512      0.000000     3.089835   314.263945   2.745000%     2.932500%
B      0219PAF7           704.494999   1.713782     0.000000      0.000000     1.713782   704.494999   3.325000%     3.512500%
B      U02029AB9            0.000000   0.000000     0.000000      0.000000     0.000000     0.000000   3.325000%     3.512500%
C      02109PAG5          790.494534   2.195269     0.000000      0.000000     2.195269   790.494534   3.725000%     3.912500%
D      02109PAH3          830.926475   0.000000     0.000000      0.000000     0.000000   830.926475  13.750000%    13.750000%
E-1    AL9601108        1,000.000000   0.000000     0.000000      0.000000     0.000000 1,000.000000  10.000000%    10.000000%
E-2    AL9601109            0.000000   0.000000     0.000000      0.000000     0.000000     0.000000  10.000000%    10.000000%

-------------------------------------------------------------------------------------------------------------------------------
SELLER:                                       N/A                                       ADMINISTRATOR:     Michele Voon
SERVICER:                           Babcock & Brown Limited                                                Deutsche Bank
LEAD UNDERWRITER:                       Lehman Brothers                                                   4 Albany Street
RECORD DATE:                           October 31, 2004                                                 New York, NY 10006
DISTRIBUTION DATE:                     November 15, 2004                             FACTOR INFORMATION:(800) 735-7777
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 11 of 34 Pages

                                 Aircraft Lease Portfolio Securitization
                                         96-1 Pass Through Trust

                                     Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------
                                     ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Nov-04
-----------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD     01-Oct-2004  to  31-Oct-2004

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft                         320,510,000.00

                    Aircraft Book Value                                             239,821,196.39

                    Rentals, Interest and Other Payments in Arrears                     357,617.00

                    Is there an existing Event of Default?                               YES       *

                    Number of Registration Defaults                                      0.00

                    Has an Enforcement Notice been Issued?                                NO

                    WFC Aircraft Sale Date                                               n/a

                    WFC Aircraft Payment Default Date                                    n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                    Rents, Interest, Deferred Debt
                         & Other Lessee Payments                       2,118,484.12

                    Swap Receipts                                              0.00

                    Collections applied to excess
                         aircraft Maintenance Expenses                         0.00

                    Interim withdrawal of Defaulted Rent
                        from the Lease Maintenance
                        Reserve Account or the Lease
                        Security Deposit Account                               0.00

                    'Transfer of Maintenance Reserve Receipts
                        to Lessee Funded Account                               0.00

                    'Transfer of Security Deposit Receipts
                        to Lessee Funded Account                               0.00

                    Proceeds from sale or other disposition
                        of any Aircraft, Engine or other asset                 0.00

                    Remaining Aircraft Purchase Account
                        funds after Aircraft Sale Date                         0.00
                                                                       ----------------------------
                                                Sub Total:                            2,118,484.12

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account             29,322.96
                         Expense Account                          0.00
                         Aircraft Purchase Account                0.00
                         Class D Note Interest Reserve Account    0.00
                         Contingency Reserve Account          1,688.98
                         Maintenance Reserve Account              0.00
                         Security Deposit Account                 0.00
                                                           -------------------------
                    Total Investment earnings for all accounts            31,011.94

                    Investment Earnings retained within
                         Maintenance Reserve Account              0.00
                    Investment Earnings retained within
                         Security Deposit Reserve Account         0.00
                                                           -------------------------
                                                                               0.00
                                                                       ----------------------------
                                                Sub Total:                            2,149,496.06
* The company had insufficient funds to pay all of the interest  due  to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $8,588,818.21 See Item 1.2 Interest Amounts-Unpaid Balance D Note"
  below for total overdue interest owed to holders to Class D Notes.
-----------------------------------------------------------------------------------------------------------
                                                                              © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 12 of 34 Pages

                                 Aircraft Lease Portfolio Securitization
                                         96-1 Pass Through Trust

                                     Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------
                                     ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  15-Nov-04
-----------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of Last
                         Aircraft Lessee Funded Account Transfers              0.00

                    After Enforcement Notice, Aircraft
                         Purchase Acct. funds                                  0.00

                    Remaining amounts in the Aircraft
                         Purchase Account transferred due to
                         WFC Aircraft Delivery Termination Date or
                         WFC Aircraft Payment Default Date                     0.00
                                                                       ----------------------------
                                                Sub Total:                            2,149,496.06

              Other Miscellaneous amounts
                    For any aircraft which has undergone
                         a total loss or for which the lease
                         has been sold, conveyed or transferred:
                             Available Maintenance Reserves Amount             0.00
                             Available Security Deposit Amount                 0.00

                    Miscellaneous Other Proceeds                               0.00
                                                                       ----------------------------
          Available Collections transferred to the Transaction Account:                2,149,496.06
                                                                       ============================

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                        from the Collection Sub-Account                        0.00
                    Liquidity Reserve Amount withdrawals
                        from the Collection Sub-Account                        0.00
                    Amounts withdrawn from the Class D
                        Interest Reserve Sub-Account                           0.00
                    Amounts withdrawn from the Contingency
                        Reserve Sub-Account                                    0.00
                                                                       ----------------------------
                 Total Amounts transferred to the Transaction Account:                 2,149,496.06
                                                                       ============================

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

                    Required Expense Amount plus Additional
         *               Company Expenses, Fees and Taxes              1,090,817.08
                    Amounts transferred to the Collection Account
                         for Maintenance Reserve Amount                        0.00
                    Swap Payments due to Swap Provider                         0.00
                    Amounts transferred to the Collection
                         Account for Liquidity Reserve Amount             92,268.12
                    Amounts transferred to the Class D
                         Note Interest Reserve Account                         0.00
                    Aggregate Swap Breakage Costs                              0.00
                    Current plus prior unpaid Annual Dividends                 0.00
                    Deposit to the Lessee Funded Account for
                         funds previously transferred from the Lessee
                         Funded Account according to Clause
                         7.07(a)(iv) of the Deed of Charge.                    0.00
                                                                       ----------------------------
                                                                                      1,183,085.20

                    Payments to Noteholders                                             966,410.86
                                                                       ----------------------------
                    Total payments from the Transaction Account:                      2,149,496.06
                                                                       ============================

         *          Monthly withdrawal from Collection Account
                         for Carotene Account                             11,658.90

                    **   Collections amount adjusted by  $ 1175.88  for interest underpayment in 200409 & 200410 periods

                    ***   Expenses amount includes withholding tax adjustment of $ 9192.76 for 200312 period

-----------------------------------------------------------------------------------------------------------
                                                                             © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 13 of 34 Pages

                               Aircraft Lease Portfolio Securitization
                                       96-1 Pass Through Trust

                                   Statement To Certificateholders

-------------------------------------------------------------------------------------------------------
                                  CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:  15-Nov-04
-------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                                    1.8750%
               Next LIBOR Index Rate                                                       2.0625%

       1.2. INTEREST AMOUNTS
                        ------------------------------------------------------
                         CLASS       ACCRUED and UNPAID INTEREST AMOUNTS
                                ----------------------------------------------
                                     Note        Other (1)         Total
                        ----------------------  -------------  ---------------
                        A Note      150,431.19   1,108,047.88    1,258,479.07
                        B Note       97,460.64     492,089.83      589,550.47
                        C Note      109,861.15     474,395.32      584,256.47
                        D Note    8,588,818.21   1,766,299.51   10,355,117.72
                        E Note   56,160,652.01           0.00   56,160,652.01
                        ----------------------  -------------  ---------------
                                 65,107,223.20   3,840,832.54   68,948,055.74
                                ----------------------------------------------

                        ------------------------------------------------------
                         CLASS                 UNPAID BALANCE
                                ----------------------------------------------
                                     Note        Other (1)         Total
                        ----------------------  -------------  ---------------
                        A Note            0.00   1,108,047.88    1,108,047.88
                        B Note            0.00     492,089.83      492,089.83
                        C Note            0.00     474,395.32      474,395.32
                        D Note    8,588,818.21   1,766,299.51   10,355,117.72
                        E Note   56,160,652.01           0.00   56,160,652.01
                        ----------------------  -------------  ---------------
                                 64,749,470.22   3,840,832.54   68,590,302.76
                                ----------------------------------------------

                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on
                             Class D for January 2003 through November 2003
                             payment dates of $311, 874.75.

       1.3. PRINCIPAL AMOUNTS
                        --------------------------------------------------------------------
                         CLASS      Target         Target       Additional    Target Amount
                                   Balance         Amount        Principal     Shortfall
                        ------------------------ ------------- --------------- -------------
                         A Note           (0.00) 77,814,824.16            0.00 77,206,166.28
                         B Note   40,063,750.00           0.00            0.00          0.00
                         C Note   35,256,100.00   4,303,803.71            0.00  4,303,803.71
                         D Note   28,845,900.00   5,176,800.00            0.00  5,176,800.00
                        ------------------------ ------------- --------------- -------------
                                                87,295,427.87            0.00  86,686,769.99
                                               ---------------------------------------------

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                       0.00

               b) Class E Contingent Interest Amount                                 0.00

               c) Unpaid Annual Dividends Balance                                4,500.00

-------------------------------------------------------------------------------------------------------
                                                                         © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 14 of 34 Pages

                                        Aircraft Lease Portfolio Securitization
                                                96-1 Pass Through Trust

                                            Statement To Certificateholders

-------------------------------------------------------------------------------------------------------------------------
                                                ADDITIONAL ITEMS REPORT
Distribution Date: 15-Nov-04
-------------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period, as well as transfers resulting from the current Payment Date.

       ==========================================================================================================
       Name                                  Prior Balance   Deposits    Withdrawals  Adjustments     Balance
       ==========================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account *         22,098,731.88  2,241,764.18 2,149,496.06         0.00 22,191,000.00
            Expense Sub-Account                       0.00  1,079,158.18 1,079,158.18         0.00          0.00
            Aircraft Purchase Sub-Account             0.00          0.00         0.00         0.00          0.00
            Class D Note Interest
                 Reserve Sub-Account                  0.00          0.00         0.00         0.00          0.00
            Contingency Reserve
                 Sub-Account                  1,400,000.00      1,688.98     1,688.98         0.00  1,400,000.00
                                             --------------------------------------------------------------------
                                     TOTALS: 23,498,731.88  3,322,611.34 3,230,343.22         0.00 23,591,000.00

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance
                 Reserve Sub-Account                  0.00          0.00         0.00         0.00          0.00
            Segregated Security
                 Deposit Sub-Account**                0.00          0.00         0.00         0.00          0.00
                                             --------------------------------------------------------------------
                                     TOTALS:          0.00          0.00         0.00         0.00          0.00

        Amounts held in respect of the Liquidity Reserve
            Amount within the Collection Account *                                    22,191,000.00
        Liquidity reserve is reduced by $ 500,000
            as per instructions & approvals.

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS

       ------------------------------------------------------------------------------------------------------------
        Aircraft    Aircraft    Avg. Appraised   Date        Aircraft       Event        Event     Sale / Insurance
         Lessee    Serial Number  Value (1)    Appraised    Book Value      Date    Description(2)    Proceeds
       ------------------------------------------------------------------------------------------------------------
           N/A         127              0.00  30-Jun-2004           0.00   8/2/1999        S        5,525,217.00
           N/A         283              0.00  30-Jun-2004           0.00  12/20/2002       S       20,757,041.00
           N/A        11287             0.00  30-Jun-2004           0.00   7/2/1999        S       12,646,518.00
           N/A        22381             0.00  30-Jun-2004           0.00  7/24/1997        S       35,000,000.00
         Asiana       23869    13,860,000.00  30-Jun-2004  17,523,857.78                                       -
      Travel Service  23870    14,540,000.00  30-Jun-2004  18,036,636.11                                       -
      Skynet Airlines 24519    14,990,000.00  30-Jun-2004  18,698,368.33                                       -
      China Southern  24898    13,340,000.00  30-Jun-2004  16,322,057.50                                       -
           N/A        24914             0.00  30-Jun-2004           0.00  10/1/2002        S       11,577,067.00
      Air Canada      24952    37,680,000.00  30-Jun-2004  50,848,045.00                                       -
      Air Canada      25000    37,170,000.00  30-Jun-2004  50,900,527.50                                       -
      Air 2000(First
      Choice Airway   25054    23,630,000.00  30-Jun-2004  32,906,527.50                                       -
       Meridiana      49785    10,510,000.00  30-Jun-2004  17,236,480.00                                       -
      Allegian Air    49786    10,900,000.00  30-Jun-2004  17,348,696.67                                       -
       ------------------------------------------------------------------------------------------------------------
                            -----------------             --------------                          --------------
                              176,620,000.00              239,821,196.39                          85,505,843.00
                            -----------------             --------------                          --------------

            Notes: (1) Appraised Values have been provided by: Avitas Inc.,
                       Aircraft Information Services Inc. and BK Associates Inc.
                   (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                   (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                   None

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                                                                                           © COPYRIGHT 2004 Deutsche Bank